[Transamerica Financial Life Insurance Company Letterhead]

September 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account C –

Advisor’s Edge Variable Annuity and Dimensional Variable Annuity

File No.333-65149, 811-9062, CIK 947506

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Federated Insurance Series; Gartmore Variable Insurance Trust; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed September 9, 2003

•	Credit Suisse Trust (CIK: 941568) filed September 2, 2003

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 7, 2003

•	Federated Insurance Series (CIK: 912577) filed August 28, 2003

•	Gartmore Variable Insurance Trust (CIK: 353905) filed September 8, 2003

•	SteinRoe Variable Investment Trust (CIK: 815425) filed September 9, 2003

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 22, 2003

•	Wanger Advisors Trust (CIK: 929521) filed September 5, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel